Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND ACTING CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302(a) OF
THE SARBANES-OXLEY ACT OF 2002

I, Colin Halpern, certify that:

1. I have reviewed this Quarterly Report of Form 10-Q of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing  and maintaining  disclosure  controls and procedures  (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e)) for the small business issuer and have:

a. Designed such  disclosure  controls and  procedures, or caused such disclosure  controls and  procedures  to be designed  under my  supervision,  to ensure  that  material  information  relating  to  the  Company,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b. (omitted in accordance with SEC Release Nos. 33-8238 and 34-47986);

c. Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation.

d.  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's forth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.  I have disclosed based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

a.  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b.  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.

Date:  March 23, 2009

/s/ Colin Halpern
Colin Halpern
Chief Executive Officer and Acting Chief Financial Officer